SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2001



                                AEARO CORPORATION
             (Exact name of registrant as specified in its charter)
                              --------------------


               Delaware                      33-96190           13-3840450
    -------------------------------         ----------      --------------------

     (State or other jurisdiction of        Commission       (I.R.S. Employer
     incorporation or organization)         File Number      Identification No.)


          5457 West 79th Street
          Indianapolis, Indiana                                   46268
(Address of principal executive offices)                        (Zip Code)


                                 (317) 692-6666
              (Registrant's telephone number, including area code)

                                  --------------------




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                                 AEARO CORPORATION

                NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 DECEMBER 31, 1999
                                    (UNAUDITED)

                                         3

Item 4.  Changes in Registrant's Certifying Accountant

     (a) Effective May 17, 2001, the Audit Committee of the Board of Directors of Aearo Corporation (the "Company") dismissed Arthur Andersen LLP ("AA") as the Company's independent accountant. The reports of AA on the financial statements of the Company as of September 30, 2000 and September 30, 1999 and for each of the three years in the period ended September 30, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audit for the fiscal years ended September 30, 2000 and September 30, 1999 and through May 17, 2001, there was no disagreement with AA on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AA, would have caused AA to make reference to the subject matter of that disagreement in its report on the Company's financial statements for those fiscal periods.

     During the fiscal years ended September 30, 2000 and September 30, 1999 and through May 17, 2001, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statement in this Item 4(a). A copy of the letter furnished by AA in response to that request, dated May 17, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     (b) Effective May 17, 2001, the Company engaged the accounting firm of Deloitte and Touche LLP as its independent public accountants.

Item 7.  Financial Statements and Exhibits

    (c) Exhibits

    The following exhibits are filed as part of this report:

    Exhibit
    Number                      Description
    --------        ------------------------------------------------------------

    16.1 Letter from Arthur Andersen LLP dated May 17, 2001 regarding the change in certifying accountant



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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2001                                   AEARO CORPORATION

                                                     /s/ Jeffrey S. Kulka


                                                     ---------------------------
                                                     Jeffrey S. Kulka
                                                     Vice President, Finance,
                                                     Treasurer, and Secretary
                                                     (Principal Financial and
                                                     Accounting Officer)





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